UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 21, 2010, Eastern Insurance Holdings, Inc. (“EIHI”) filed with the SEC a Current Report on Form 8-K in connection with the June 21, 2010 consummation of EIHI’s sale of its wholly-owned subsidiary, Eastern Life and Health Insurance Company (“ELH”), to Security Life Insurance Company of America.

This Amendment No. 2 to our Current Report on Form 8-K is being filed to report the pro forma financial information required by Item 9.01(b) of Form 8-K. No other change is effected by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Filed herewith as Exhibit 99.1.

(d)	Exhibits:

99.1	Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: August 24, 2010

	By:	/s/ Kevin M. Shook
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Financial Statements.

4